Exhibit 3.21

FILING FEES # 125.00
RS RECEIPT # 21079
SCHRECK, JONES, BERNHARD, WOLO
	FILED	600 E. CHARLESTON BLVD.
	IN THE OFFICE OF THE	LAS VEGAS, NEVADA 89104
SECRETARY OF STATE OF THE
STATE OF NEVADA

SEP 03 1991

CHERYL A. LAU SECRETARY OF STATE

[ILLEGIBLE]
No.	/s/ [ILLEGIBLE]
7798–91

ARTICLES OF INCORPORATION

OF

BGI ENTERPRISES

The undersigned, for the purpose of forming a corporation, pursuant to and by virtue of Chapter 78 of the Nevada Revised Statutes, hereby certifies and adopts the following Articles of Incorporation.

ARTICLE I

NAME

The name of the corporation shall be BGI ENTERPRISES.

ARTICLE II

PRINCIPAL OFFICE

The location of the principal office of the corporation in the State of Nevada is 600 East Charleston Boulevard, Las Vegas, Clark County, Nevada and the resident agent of the corporation shall be the law firm of Schreck, Jones, Bernhard, Woloson & Godfrey, 600 East Charleston Blvd., Las Vegas, Clark County, Nevada 89104. The corporation may also maintain an office or offices at such other place or places, either within or without the State of Nevada, as may be determined, from time to time, by the Board of Directors.

ARTICLE III

PURPOSES

The purpose for which this corporation is organized is to engage in any business or activity not forbidden by law or these Articles of Incorporation.

ARTICLE IV

CAPITAL STOCK

Section 1. Authorized Shares. The aggregate number of shares which the corporation shall have authority to issue shall consist of a single class of Twenty-Five Hundred (2500) shares of common stock without par value.

Section 2. Consideration for Shares. The common stock authorized by Section 1 of this Article shall be issued for such consideration as shall be fixed, from time to time, by the Board of Directors.

/ / /

/ / /

/ / /

ARTICLE V

DIRECTORS AND OFFICERS

Section 1.   Number and initial Members. The members of the governing board of the corporation shall be styled directors. Pursuant to Nevada Revised Statutes § 78.115, the number of directors shall be at least one (1). The number of directors may be changed from time to time in such manner as shall be provided in the bylaws of the corporation. The name and post office address of the sole director constituting the first board of directors, which shall be one (1) in number, is:

NAME	ADDRESS

Neil Jenkins	8700 W. Brynn Mawr
Chicago, IL 60631

Section 2.      Limitation of Personal Liability. No director or officer of the corporation shall be personally liable to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except for:

(a)        Acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

(b)        The payment of dividends in violation of Nevada Revised Statutes 78.300.

Section 3.      Indemnification. The corporation may provide in its bylaws or by agreement, to the extent permitted by the laws of the State of Nevada, for the indemnification of, and the advancement of expenses for, any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such.

ARTICLE VI

ASSESSMENT OF STOCK

The capital stock of this corporation, after the amount of the subscription price has been fully paid In, shall not be assessable for any purpose, and no stock issued as fully paid up shall ever be assessable or assessed. The holders of such stock shall not be individually responsible for the debts, contracts, or liabilities of the corporation and shall not be liable for assessments to restore impairments in the capital of the corporation.

/ / /

/ / /

/ / /

ARTICLE VII

INCORPORATOR

The name and address of the Incorporator signing these Articles of Incorporation is as follows:

NAME	ADDRESS

Kenneth A. Woloson, Esq.	600 E. Charleston Blvd.
Las Vegas, NV 89104

ARTICLE VIII

TERM

The corporation shall have perpetual existence.

IN WITNESS WHEREOF, I have hereunto executed these Articles of Incorporation this 30th day of August, 1991.

/s/ Kenneth A. Woloson
Kenneth A. Woloson, Esq.

STATE OF NEVADA	)
) SS:
COUNTY OF CLARK	)

On this 30th day of August, 1991, personally appeared before me, a notary public, Kenneth A. Woloson, personally known (or proved) to me to be the person whose name is subscribed to the above instrument who acknowledged that he executed the instrument.

[ILLEGIBLE]		RECEIVED
/s/ Lisa Christian
	NOTARY PUBLIC	SEP 03 1991
11:00

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

SEP 03 1991

CHERYL A. LAU SECRETARY OF STATE

[ILLEGIBLE]
No.	/s/ [ILLEGIBLE]
7798–91

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT

BY RESIDENT AGENT

IN THE MATTER OF BGI ENITERPRISES, the undersigned, Schreck, Jones, Bernhard, Woloson & Godfrey, hereby certifies that on the 30th day of August, 1991, the undersigned accepted the appointment as Resident Agent of the above-entitled corporation. Furthermore, the principal office in this State is located at 600 East Charleston Boulevard, City of Las Vegas, County of Clark, State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of August, 1991.

SCHRECK, JONES, BERNHARD, WOLOSON & GODFREY

By	Kenneth A. Woloson
Kenneth A. Woloson, Resident Agent

RECEIVED

SEP 03 1991

11:00

1

	FILED	SCHRECK, JONES, BERNHARD, ETAL
	IN THE OFFICE OF THE	600 EAST CHARLESTON BLVD
	SECRETARY OF STATE OF THE	LAS VEGAS, NV 89104
	STATE OF NEVADA	REC. #C29089 FILING FEE- 75.00 T

DEC 05 1991

CHERYL A. LAU SECRETARY OF STATE

[ILLEGIBLE]
/s/ [ILLEGIBLE]
No.	7798–91

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

BGI ENTERPRISES

THIS IS TO CERTIFY that on the 3rd day of December , 1991, pursuant to the written consent of the Sole Director of BGI ENTERPRISES, (the “Corporation”), a Nevada corporation, the following resolution was adopted:

RESOLVED, That Article I of the Corporation’s Articles of Incorporation be amended so that it reads in its entirety as follows:

“The name of the Corporation shall be BALLY GAMING, INC.”

We further hereby certify that subsequent thereto, the written consent of the sole stockholder of the Corporation was secured approving the amendment of the Articles of Incorporation as provided in the foregoing resolution.

DATED this 3rd day of December, 1991.

/s/ Alan S. Maiss
Alan S. Maiss, President

ATTEST:

/s/ Neil E. Jenkins
Neil E. Jenkins, Secretary

1

STATE OF Illinois	)
) SS:
COUNTY OF Cook	)

On this 3rd day of December, 1991, personally appeared before me, a notary public, Alan S. Maiss, personally known (or proved) to me to be the person whose name is subscribed to the above instrument who acknowledged that he executed the instrument.

OFFICIAL SEAL MARY GRACE BUTLER	/s/ Mary Grace Butler
NOTARY PUBLIC STATE OF ILLINOIS MY COMMISSION EXPIRES 10/8/95	NOTARY PUBLIC

STATE OF Illinois	)
) SS:
COUNTY OF Cook	)

On this 3rd day of December, 1991, personally appeared before me, a notary public, Neil E. Jenkins., personally known (or proved) to me to be the person whose name is subscribed to the above instrument who acknowledged that he executed the instrument.

OFFICIAL SEAL MARY GRACE BUTLER	/s/ Mary Grace Butler
NOTARY PUBLIC STATE OF ILLINOIS MY COMMISSION EXPIRES 10/8/95	NOTARY PUBLIC

2

FILING FEE: $75.00 DF BILLED TO TRUST ACC
SCHRECK, JONES, BERNHARD ET AL
	FILED	ATTN: PRESTON HOWARD
	IN THE OFFICE OF THE	600 E. CHARLESTON BLVD.
	SECRETARY OF STATE OF THE	LAS VEGAS, NV 89104
STATE OF NEVADA

MAR 02 1992

CHERYL A. LAU SECRETARY OF STATE

[ILLEGIBLE]
/s/ [ILLEGIBLE]
No.	7798–91

CERTIFICATE

OF

AMENDMENT OF

ARTICLES OF INCORPORATION

OF

BGI ENTERPRISES

THIS IS TO CERTIFY that on the 16th day of September, 1991, pursuant to the Written Consent of the Sole Director of BGI ENTERPRISES, (the “Corporation”), a Nevada corporation, the following resolutions were adopted:

RESOLVED, That Article III of the Corporation’s Articles of Incorporation be amended so that it reads in its entirety as follows:

“ARTICLE III

PURPOSES

The purposes for which the Corporation is formed are:

(a)                                 To conduct gaming in the State of Nevada in accordance with the laws of the State of Nevada and the United States of America: and

(b)                                 To engage in any other business or activity not forbidden by law or these Articles of Incorporation.”

RESOLVED FURTHER that the Articles of Incorporation of the Corporation be amended by adding Article IX to read as follows:

1

ARTICLE IX

RESTRICTIONS

(a)                                 The Corporation shall not issue any stock or securities except in accordance with the provisions of the Nevada Gaming Control Act and the Regulations thereunder. The issuance of any stock or securities in violation thereof shall be ineffective and such stock or securities shall be deemed not to be issued and outstanding until (1) the Corporation shall cease to be subject to the jurisdiction of the Nevada Gaming Commission, or (2) the Nevada Gaming Commission shall, by affirmative action, validate such issuance or waive any defect in issuance.

(b)                                 No stock or securities issued by the Corporation and no interest, claim, or charge therein or thereto shall be transferred in any manner whatsoever, except in accordance with the provisions of the Nevada Gaming Control Act and the regulations thereunder. Any transfer in violation thereof shall be ineffective until (1) the corporation shall cease to be subject to the jurisdiction of the Nevada Gaming Commission, or (2) the Nevada Gaming Commission shall, by affirmative action, validate said transfer or waive any defect in said transfer.

(c)                                  If the Commission at any time determines that a holder of stock or other securities of this corporation is unsuitable to hold such securities, then, until such securities are owned by persons found by the Commission to be suitable to own them, (1) the Corporation shall not be required or permitted to pay any dividend or interest with regard to the securities, (2) the holder of such securities shall not be entitled to vote on any matter as the holder of the securities, and such securities shall not for any purposes be included in the securities of the Corporation entitled to vote, and (3) the Corporation shall not pay any remuneration in any form to the holder of the securities.”

We further hereby certify that subsequent thereto, the written consent of all the stockholders of the Corporation was secured approving the amendment of the Articles of Incorporation as provided in the foregoing resolution.

DATED this 16th day of September, 1991.

/s/ Richard Gillman
Richard Gillman, President

ATTEST:	APPROVED FOR COMPLIANCE
WITH NRS CHAPTER 463 ONLY
/s/ Richard Gillman	Nevada Gaming Commission
Richard Gillman, Secretary
	By	[ILLEGIBLE]

	Dated	2/26/92

2

STATE OF NEW JERSEY	)
) SS:
COUNTY OF ATLANTIC	)

On this 16th day of September, 1991, personally appeared before me, a notary public, Richard Gillman, personally known (or proved) to me to be the person whose name is subscribed to the above instrument who acknowledged that (s)he executed the instrument.

/s/ Dale Allen-Eastburn
NOTARY PUBLIC OF NEW JERSEY
Dale Allen-Eastburn
My Commission Expires 1/25/93

3

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

JUN 26 1995

[ILLEGIBLE]

[ILLEGIBLE]
No.	[ILLEGIBLE]

CERTIFICATE OF AMENDMENT OF

ARTICLES OF INCORPORATION

OF

BALLY GAMING, INC.

The undersigned hereby certify as follows:

1.                                      That they are the President and Secretary, respectively, of BALLY GAMING, INC.

2.                                      That the Articles of Incorporation were filed in the Office of the Secretary of State, State of Nevada, on the 3rd day of September, 1991.

3.                                      That the Directors of the corporation unanimously consented to the adoption of the following resolution on June13TH, 1995, to amend the Articles of Incorporation as set forth below.

4.                                      That Bally Gaming International, Inc., as the sole shareholder of the corporation, consented to the adoption of the following resolution on June 13TH, 1995, to amend the Articles of Incorporation as follows:

RESOLVED:                         That Article X be added to the Articles of Incorporation as follows:

Article X

The corporation shall not issue any voting securities or other voting interests except in accordance with the provisions of the Colorado Limited Gaming Act and the regulations promulgated thereunder. The issuance of any voting securities or other voting interests in violation thereof shall be void and such voting securities or other voting interests shall be deemed not to be issued and outstanding until (a) the corporation shall cease to be subject to the jurisdiction of the Colorado Limited Gaming Control Commission, or (b) the Colorado Limited Gaming Control Commission shall, by affirmative action, validate said issuance or waive any defect in issuance.

No voting securities or other voting interests issued by the corporation and no interest, claim or charge therein or thereto shall be transferred in any manner whatsoever except in accordance with the provisions of the Colorado Limited Gaming Act and the regulations promulgated thereunder. Any transfer in violation thereof shall be void until (a) the corporation shall cease to be subject to the jurisdiction of the Colorado Limited Gaming

Control Commission, or (b) the Colorado Limited Gaming Control Commission shall, by affirmative action, validate said transfer or waive any defect in said transfer.

If the Colorado Limited Gaming Control Commission at any time determines that a holder of voting securities or other voting interests of this corporation is unsuitable to hold such securities or other voting interests, then the issuer of such voting securities or other voting interests may, within sixty (60) days after the finding of unsuitability, purchase such voting securities or other voting interests of such unsuitable person at the lesser of (i) the cash equivalent of such person’s investment in the corporation, or (ii) the current market price as of the date of the finding of unsuitability unless such voting securities or other voting interests are transferred to a suitable person (as determined by the Commission) within sixty (60) days after the finding of unsuitability. Until such voting securities or other voting interests are owned by persons found by the Commission to be suitable to own them, (a) the corporation shall not be required or permitted to pay any dividend or interest with regard to the voting securities or other voting interests, (b) the holder of such voting securities or other voting interests shall not be entitled to vote on any matter as the holder of the voting securities or other voting interests, and such voting securities or other voting interests shall not for any purposes be included in the voting securities or other voting interests of the corporation entitled to vote, and (c) the corporation shall not pay any remuneration in any form to the holder of the voting securities or other voting interests except in exchange for such voting securities or other voting interests as provided in this paragraph.

IN WITNESS WHEREOF, the undersigned have executed this Amendment to Articles of Incorporation this 13TH day of June, 1995.

/s/ Hans Kloss
HANS KLOSS, President

/s/ S. Barton Jacka
S. BARTON JACKA, Secretary

2

STATE OF NEVADA,	)
) ss.
COUNTY OF WASHOE.	)

On this 19th of June, 1995, personally appeared before me, a Notary Public, Hans Kloss, as President of Bally Gaming, Inc., who acknowledged that he executed the foregoing Certificate of Amendment to Articles of Incorporation on behalf of said corporation.

[ILLEGIBLE]
/s/ Janice M. Jones
Notary Public

STATE OF NEVADA,	)
) ss.
COUNTY OF WASHOE.	)

On this 13th day of June, 1999, personally appeared before me, a Notary Public, S. Barton Jacka, as Secretary of Bally Gaming, Inc., who acknowledged that he executed the foregoing Certificate of Amendment to Articles of Incorporation on behalf of said corporation.

[ILLEGIBLE]
/s/ Janice M. Jones
Notary Public

RECEIVED

JUN 26 1995

[ILLEGIBLE]
[ILLEGIBLE]

3

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Filed in the office of	Document Number
20140454102-53
/s/ Ross Miller	Filing Date and Time
Ross Miller	06/24/2014 8:50 AM
Secretary of State	Entity Number
State of Nevada	C7798-1991

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY-DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger

(Pursuant to NRS Chapter 92A)

1)	Name and Jurisdiction of organization of each constituent entity (NRS 92A.200):

	☐	If there are more than four merging entitles, check box and attach an 8 1/2” x 11” blank sheet containing the required information for each additional entity front article one.

SHFL ENTERTAINMENT, INC.
Name of merging entity
	MINNESOTA	CORPORATION
	Jurisdiction	Entity type*

Name of merging entity

	Jurisdiction	Entity type*

Name of merging entity

	Jurisdiction	Entity type*

Name of merging entity

	Jurisdiction	Entity type*

and,
BALLY GAMING, INC.
Name of surviving entity
	NEVADA	CORPORATION
	Jurisdiction	Entity type*

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.	Nevada Secretary of state 92A Merger Page 1
Revised 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY-DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

2)	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (If a foreign entity is the survivor in the merger NRS 92A.190);

Attn:

c/o:

3)	Choose one

	☒	The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

	☐	The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4)	Owner’s approval (NRS 92A.200) (options a, b or c must be used; as applicable, for each entity):

☐

If there are more than four merging entities, check box and attach an 8 1/2” x 11” blank sheet containing the required information for each additional entity from the appropriate section of article four.

	(a)	Owner’s approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or,

Name of surviving entity, if applicable

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY-DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(b)	The plan was approved by the required consent of the owners of:

SHFL ENTERTAINMENT, INC.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or,

BALLY GAMING, INC.

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY-DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(c)	Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160)

The plan of merger has been approved by the directors of the corporation and by each public officer other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or,

Name of surviving entity, if applicable

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

USE BLACK INK ONLY-DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

5)	Amendments, If any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

NONE.

6)	Location of Plan of Merger (check a or b):

☐ a) The entire plan of merger is attached:

or

☒

(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7)	Effective date and time of filing; (optional) (must not be later than 90 days after the certificate Is filed)

Date:	JUNE 30, 2014	Time:	5:00 P.M. (PDT)

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger, please entitle them “Restated” or “Amended and Restated,” accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY-DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

8)

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

	☐	If there are more than four merging entities, chock box and attach an 8 1/2” x 11” blank sheet containing the required Information for each additional entity from article eight.

SHFL ENTERTAINMENT, INC.
Name of merging entity

X [ILLEGIBLE]	SECRETARY	06/16/2014
Signature	Title	Date

Name of merging entity
X
Signature	Title	Date

Name of merging entity
X
Signature	Title	Date

Name of merging entity
X
Signature	Title	Date

and,
BALLY GAMING, INC.
Name of surviving entity
X [ILLEGIBLE]	SECRETARY	06/16/2014
Signature	Title	Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230); Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to Include any of the above information and submit with the proper fees may cause this filing to be rejected.